Pursuant to the Fund's procedures adopted under Rule
10f-3, the Fund's Board of Directors/Trustees receives a quarterly report in the form of a checklist as to the satisfaction of the applicable conditions of paragraph
(c)(1) through (c)(8) of Rule 10f-3.


Fund
Global Real Estate Fund
Issuer
Activia Properties Inc.
Ticker/Cusip
3279.T
Principal Amount (US$)
$285,415,714
Principal Amount (Foreign$)
JPY 31,686,852,560
Amount Purchased (US$)
$422,289.88
Amount Purchased (Foreign$)
JPY 46,882,622
Trade Date
11/21/2016
Price (US$)
$4,353.50
Price-Foreign
JPY 483,326
Underwriter
Morgan Stanley
  Other Syndicate Members:
Nomura Securities Co. Ltd
Citigroup
Daiwa Capital Markets Europe
Underwriting Spread
3.112%
Currency
JPY


Fund
NT Global Real Estate Fund
Issuer
Activia Properties Inc.
Ticker/Cusip
3279.T
Principal Amount (US$)
$285,415,714
Principal Amount (Foreign$)
JPY 31,686,852,560
Amount Purchased (US$)
$1,702,220.01
Amount Purchased (Foreign$)
JPY 188,980,465
Trade Date
11/21/2016
Price (US$)
$4,353.50
Price-Foreign
JPY 483,326
Underwriter
Morgan Stanley
  Other Syndicate Members:
Nomura Securities Co. Ltd
Citigroup
Daiwa Capital Markets Europe
Underwriting Spread
3.112%
Currency
JPY


Fund
AC Alternatives Income Fund
Issuer
Atotech / Alpha 3 BV - Term Loan B1
Ticker/Cusip
BL2272690
Principal Amount (US$)
$900,000,000
Principal Amount (Foreign$)

Amount Purchased (US$)
$51,591.06
Amount Purchased (Foreign$)

Trade Date
1/25/2017
Price (US$)
$99.75
Price-Foreign

Underwriter
Barclays Bank PLC
  Other Syndicate Members:
J.P. Morgan Limited
Citigroup Global Markets Limited
Credit Suisse Securities (USA) LLC
HSBC Bank PLC
Nomura Securities International, Inc
RBC Capital Markets, LLC
Bank of China Limited, Shanghai Branch
Underwriting Spread

Currency
USD


Fund
Global Real Estate Fund
Issuer
Daiwa House REIT
Ticker/Cusip
8984.T
Principal Amount (US$)
$417,626,486
Principal Amount (Foreign$)
JPY 47,949,784,960
Amount Purchased (US$)
$846,407.94
Amount Purchased (Foreign$)
JPY 97,180,328
Trade Date
3/13/2017
Price (US$)
$2,446.27
Price-Foreign
JPY 280,868
Underwriter
Morgan Stanley
  Other Syndicate Members:
Daiwa Securities Co. Ltd
Mitsubishi UFJ Morgan Stanley Securities Co.
Nomura Securities Co. Ltd
Underwriting Spread
3.163%
Currency
JPY


Fund
NT Global Real Estate Fund
Issuer
Daiwa House REIT
Ticker/Cusip
8984.T
Principal Amount (US$)
$417,626,486
Principal Amount (Foreign$)
JPY 47,949,784,960
Amount Purchased (US$)
$3,994,751.94
Amount Purchased (Foreign$)
JPY 458,657,444
Trade Date
3/13/2017
Price (US$)
$2,446.27
Price-Foreign
JPY 280,868
Underwriter
Morgan Stanley
  Other Syndicate Members:
Daiwa Securities Co. Ltd
Mitsubishi UFJ Morgan Stanley Securities Co.
Nomura Securities Co. Ltd
Underwriting Spread
3.163%
Currency
JPY


Fund
AC Alternatives Income Fund
Issuer
Misys Europe Almonde Inc SA, USD 1st Lien Term Loan
Ticker/Cusip
BL2413377
Principal Amount (US$)
$4,200,000,000
Principal Amount (Foreign$)

Amount Purchased (US$)
$75,278.42
Amount Purchased (Foreign$)

Trade Date
4/28/2017
Price (US$)
$99.50
Price-Foreign

Underwriter
Morgan Stanley Senior Funding, Inc
  Other Syndicate Members:
Barclays Bank PLC
Citigroup Global Markets Limited
Macquarie Capital (USA) Inc
Nomura Securities International, Inc
Underwriting Spread

Currency
USD